Exhibit 28(q)

DURABLE POWER OF ATTORNEY

I, Thomas B. Winmill, do hereby appoint each of Russell Kamerman and Donald Klimoski II, my attorneys-in-fact TO ACT JOINTLY, SEVERALLY, OR IN ANY OTHER COMBINATION, IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1.  execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer, director and/or trustee of Dividend and Income Fund, Foxby Corp., Midas Series Trust and any future company or other entity ("Companies"): Forms 3, 4, 5, Form 144, forms and schedules, proxy statements, registration statements and all amendments and supplements thereto, and all exhibits and other documents necessary or incidental in connection therewith, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940, and all other applicable law (the "Documents");

2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940, or any other applicable law.

Should individual provisions of this Durable Power of Attorney be or become null and void, invalid, contestable, or otherwise inconsistent with applicable law, the remaining provisions will remain unaffected and are to be interpreted and/or amended in such a way that the intended objective of this Durable Power of Attorney may still be achieved as precisely as possible and within the scope of applicable law. Similarly, to the extent this Durable Power of Attorney omits any language required to be included under applicable law, such language shall be deemed incorporated by reference herein and this Durable Power of Attorney shall be interpreted and/or amended in such a way that its intended objective may still be achieved as precisely as possible and within the scope of applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of October, 2017.

/s/ Thomas B. Winmill
Thomas B. Winmill

STATE OF NEW HAMPSHIRE             )
                     )  ss
COUNTY OF CHESHIRE         )

On 10/31, 2017 before me personally came Thomas B. Winmill, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this
31 day of October, 2017.

/s/ Tonya S. Waters
Notary Public

DURABLE POWER OF ATTORNEY

I, Peter K. Werner, do hereby appoint each of Thomas B. Winmill, Russell Kamerman, and Donald Klimoski II, my attorneys-in-fact TO ACT JOINTLY, SEVERALLY, OR IN ANY OTHER COMBINATION, IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer, director and/or trustee of Dividend and Income Fund, Foxby Corp., Midas Series Trust and any future company or other entity ("Companies"): Forms 3, 4, 5, Form 144, forms and schedules, proxy statements, registration statements and all amendments and supplements thereto, and all exhibits and other documents necessary or incidental in connection therewith, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940, and all other applicable law (the "Documents");

2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940, or any other applicable law.

Should individual provisions of this Durable Power of Attorney be or become null and void, invalid, contestable, or otherwise inconsistent with applicable law, the remaining provisions will remain unaffected and are to be interpreted and/or amended in such a way that the intended objective of this Durable Power of Attorney may still be achieved as precisely as possible and within the scope of applicable law. Similarly, to the extent this Durable Power of Attorney omits any language required to be included under applicable law, such language shall be deemed incorporated by reference herein and this Durable Power of Attorney shall be interpreted and/or amended in such a way that its intended objective may still be achieved as precisely as possible and within the scope of applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 13 day of December, 2017.

/s/ Peter K. Werner
Peter K. Werner

STATE OF NEW YORK                  )
                            )  ss
COUNTY OF KINGS                  )

On Dec. 13, 2017 before me personally came Peter K. Werner, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this
13 day of December, 2017.

/s/ Irene K. Kawczynski
Notary Public

DURABLE POWER OF ATTORNEY

I, Jon Tómasson, do hereby appoint each of Thomas B. Winmill, Russell Kamerman, and Donald Klimoski II, my attorneys-in-fact TO ACT JOINTLY, SEVERALLY, OR IN ANY OTHER COMBINATION, IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer, director and/or trustee of Dividend and Income Fund, Foxby Corp., Midas Series Trust and any future company or other entity ("Companies"): Forms 3, 4, 5, Form 144, forms and schedules, proxy statements, registration statements and all amendments and supplements thereto, and all exhibits and other documents necessary or incidental in connection therewith, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940, and all other applicable law (the "Documents");

2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940, or any other applicable law.

Should individual provisions of this Durable Power of Attorney be or become null and void, invalid, contestable, or otherwise inconsistent with applicable law, the remaining provisions will remain unaffected and are to be interpreted and/or amended in such a way that the intended objective of this Durable Power of Attorney may still be achieved as precisely as possible and within the scope of applicable law. Similarly, to the extent this Durable Power of Attorney omits any language required to be included under applicable law, such language shall be deemed incorporated by reference herein and this Durable Power of Attorney shall be interpreted and/or amended in such a way that its intended objective may still be achieved as precisely as possible and within the scope of applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of November, 2017.

/s/ Jon Tómasson
Jon Tómasson

STATE OF NEW YORK            )
                      )  ss
COUNTY OF NEW YORK             )

On 11/28/17, 2017 before me personally came Jon Tómasson, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this
28 day of November, 2017.

/s/ Adam Adelman
Notary Public

DURABLE POWER OF ATTORNEY

I, Roger A. Atkinson, do hereby appoint each of Thomas B. Winmill, Russell Kamerman, and Donald Klimoski II, my attorneys-in-fact TO ACT JOINTLY, SEVERALLY, OR IN ANY OTHER COMBINATION, IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1.
execute for and on behalf of the undersigned, in the undersigned’s capacity as an individual, officer, director and/or trustee of Dividend and Income Fund, Foxby Corp., Midas Series Trust and any future company or other entity (“Companies”): Forms 3, 4, 5, Form 144, forms and schedules, proxy statements, registration statements and all amendments and supplements thereto, and all exhibits and other documents necessary or incidental in connection therewith, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940, and all other applicable law (the “Documents”);

2.
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3.
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940, or any other applicable law.

Should individual provisions of this Durable Power of Attorney be or become null and void, invalid, contestable, or otherwise inconsistent with applicable law, the remaining provisions will remain unaffected and are to be interpreted and/or amended in such a way that the intended objective of this Durable Power of Attorney may still be achieved as precisely as possible and within the scope of applicable law. Similarly, to the extent this Durable Power of Attorney omits any language required to be included under applicable law, such language shall be deemed incorporated by reference herein and this Durable Power of Attorney shall be interpreted and/or amended in such a way that its intended objective may still be achieved as precisely as possible and within the scope of applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of November, 2020.

/s/ Roger A. Atkinson
Roger A. Atkinson

STATE OF WA                                               )
)  ss
COUNTY OF Clark                                       )

On 19 NOV, 2020 before me personally came Roger A. Atkinson, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this
19 day of NOV, 2020.

/s/ Elizabeth E. Villanueva
Notary Public